UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

PROVENTION BIO, INC.

Commission File Number: 001-38552

Delaware (State or other jurisdiction of incorporation)	81-5245912 (IRS Employer Identification No.)

55 Broad Street, 2nd Floor Red Bank, New Jersey (Address of principal executive offices)	07701 (Zip Code)

(908) 336-0360

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRVB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2021, Provention Bio, Inc. (the “Company”) filed a preliminary prospectus supplement in connection with a proposed public offering of the Company’s common stock, which contained information regarding the Company’s preliminary, unaudited estimate of its cash, cash equivalents and marketable securities as of December 31, 2020 of $121.8 million (the “Preliminary Financial Information”).

The Preliminary Financial Information is preliminary and subject to completion. The Preliminary Financial Information is the responsibility of management and has been prepared in good faith on a consistent basis with prior periods. However, the Company has not completed its financial closing procedures for the three months and year ended December 31, 2020, and its actual results could be materially different from the Preliminary Financial Information. In addition, EisnerAmper LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the Preliminary Financial Information and does not express an opinion or any other form of assurance with respect to the Preliminary Financial Information. During the course of the preparation of the Company’s financial statements and related notes as of and for the year ended December 31, 2020, the Company may identify items that would require it to make material adjustments to the Preliminary Financial Information. As a result, undue reliance should not be placed on the Preliminary Financial Information, and it should not be viewed as a substitute for full financial statements prepared in accordance with United States generally accepted accounting principles.

The information furnished under this Item 2.02 shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 12, 2021	Provention Bio, Inc.

		By:	/s/ Andrew Drechsler
Andrew Drechsler
Chief Financial Officer